UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2014

MAJESCO ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51128 (Commission File Number)	06-1529524 (IRS Employer Identification No.)

160 Raritan Center Parkway,
Edison, New Jersey 08837
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (732) 225-8910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of the stockholders (the “Annual Meeting”) of Majesco Entertainment Company (the “Company”) was held on April 25, 2014.

(b) The agenda items for the Annual Meeting are shown below along with the vote of the Company’s common stock with respect to such agenda items.

1.	Election of two Class III members to the Company’s Board of Directors:

	Votes For	Votes Withheld	Broker Non-Votes
Allan I. Grafman	15,474,529	4,071,509	14,871,596

Stephen Wilson	15,501,837	4,044,201	14,871,596

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors, for a term expiring at the annual meeting of stockholders in 2017 and until their respective successors have been duly elected and qualified.

2.	Approval of a proposed amendment to our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the aggregate number of shares available for issuance under this plan in the amount of 3,000,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
9,744,615	9,657,140	144,284	14,871,595

Based on the votes set forth above, the proposal to amend the Amended and Restated 2004 Employee, Director and Consultant Incentive Plan to increase the number of shares available for issuance thereunder in the amount of 3,000,000 shares received the affirmative vote of a majority of the voting shares and, accordingly, has been approved. The full text of the Amended and Restated 2004 Employee, Director and Consultant Incentive Plan is attached hereto as Exhibit 10.1.

3.	Authorization of our board of directors, without further action of the stockholders, to amend our restated certificate of incorporation to implement a reverse stock split of our common stock, $0.001 par value, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to December 31, 2014.

Votes For	Votes Against	Abstain	Broker Non-Votes
30,611,850	3,626,921	178,861	0

By virtue of the foregoing shareholder action, the Registrant’s board of directors is authorized to implement the reverse stock split at any time prior to December 31, 2014.

4.	Advisory vote as to whether the stockholders approve the compensation of the Company’s named executive officers (Say-on-Pay):

Votes For	Votes Against	Abstain	Broker Non-Votes
14,159,279	5,287,931	98,828	14,871,596

Based on the votes set forth above, the proposal for the advisory vote to indicate whether the stockholders approve the compensation paid to the Company’s named executive officers has received more votes in favor of the proposal than votes cast against the proposal and, accordingly, the stockholders have advised the Company that they approve of the compensation paid to the Company’s named executive officers.

5.	Ratification of the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending October 31, 2014:

Votes For	Votes Against	Abstain
32,266,465	882,537	1,268,630

Based on the votes set forth above, the appointment of EisnerAmper LLP as the Company’s independent public accountant for the fiscal year ending October 31, 2014 received the affirmative vote of a majority of the voting shares and, accordingly, was duly ratified by the stockholders.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No	Description

10.1	Amended and Restated 2004 Employee, Director and Consultant Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJESCO ENTERTAINMENT COMPANY

Dated: May 1, 2014	/s/ Jesse Sutton
Jesse Sutton Chief Executive Officer

EXHIBIT INDEX

Exhibit No	Description

10.1	Amended and Restated 2004 Employee, Director and Consultant Incentive Plan